SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 29, 2003

(Date of earliest event reported)

California Micro Devices Corporation

(Exact name of registrant as specified in its charter)

California	0-15449	94-2672609
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

430 N. McCarthy Blvd, Milpitas, CA 95035-5112

(Address of principal executive offices)             (Zip Code)

Registrant’s telephone number, including area code: (408) 263-3214

Item 7.    Financial Statements and Exhibits

Item 9.    Regulation FD Disclosure

  SIGNATURES

Exhibit Index

  EXHIBIT 99.1

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 99.1, Registrant’s Press Release dated April 29, 2003, is furnished pursuant to Item 12 of Form 8-K.

Item 9.    Regulation FD Disclosure (Information furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition”).

On April 29, 2003, Registrant announced via press release certain preliminary results for its fiscal fourth quarter ended March 31, 2003. The full text of the press release issued in connection with that announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and its Exhibit 99.1 is being furnished under “Item 9. Regulation FD Disclosure” rather than under “Item 12. “Disclosure of Results of Operations and Financial Condition”. The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2003	CALIFORNIA MICRO DEVICES CORPORATION (registrant)

	By	/s/ ROBERT V. DICKINSON
President and Chief Executive Officer

Exhibit Index

Exhibit	Description

99.1	Registrant’s press release dated April 29, 2003, which is being furnished pursuant to Item 12 of Form 8-K.